             ------------------------------------------------------------
                                    MORGAN STANLEY
                                   EMERGING MARKETS
                                   DEBT FUND, INC.
             ------------------------------------------------------------




                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER





                                    MORGAN STANLEY
                           EMERGING MARKETS DEBT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------

For the six months ended June 30, 1998, the Morgan Stanley Emerging Markets Debt Fund, Inc. had a total return, based on net asset value per share, of -2.54% compared to -1.08% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on July 23, 1993 through June 30, 1998, the Fund's total return, based on net asset value per share, was -0.56% and 128.73%, respectively, compared to 1.39% and 89.95%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $11.00, representing a 1.2% discount to the Fund's net asset value per share.

The underperformance can be attributed to an overweight in Russia and Indonesian corporates. Throughout the last two quarters the Asian region remained in the spotlight and often dictated the tone of the market. In the first quarter emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point range. In December a rally spurred by Russia's improving external debt profile and Boris Yeltsin's improving health was cut short by Asian currency volatility and the declining economic condition of Korea and Indonesia. In January, a market sell-off caused by Russian fiscal imbalances, historically low commodity prices and policy inaction in Indonesia was reversed by the successful rescheduling of Korea's short term bank debt obligations. In February, dramatic swings in the current account positions of Thailand and Korea combined with new evidence of Russia's commitment to prudent fiscal policy helped bolster investor confidence, despite continued uncertainty in Indonesia. Apparent economic and political stabilization in the region buoyed investor sentiment, causing spreads to rally to the mid 400's. When this period of calm proved to be temporary, spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again.

The second quarter started off uneventfully as financial markets globally drifted sideways throughout the month of April. Relative stability in Asia and Indonesia in particular allowed emerging market debt to rally despite political uncertainty in Russia, Ecuador and Venezuela. This period of relative calm was short lived as continued weakness in Asia and the forced resignation of former President Suharto in Indonesia caused investors to reassess the risk premiums required for all emerging market assets. Russia in particular came under pressure. We decreased the Fund's exposure to Indonesia as the post-Suharto political environment remained fragile with no "quick fix" in sight. Believing that the market had overly penalized Russian debt, we shifted to an overweight position in late May after Russian assets experienced a significant sell-off, returning -9.90% for the month.

The months of May and June saw the return of the kind of nervousness, investor skepticism, and volatility in the emerging markets that we experienced during the large sell off in 1994 and more recently in the Asian induced sell off during the fourth quarter of 1997. The reasons for this round of volatility are less obvious than past episodes, as there have not been the classic signs of a decrease in global liquidity nor has this sell off been precipitated by political/social instability in any major country. Interest rates continue to stay low globally, there have not been large flows out of emerging market debt mutual funds, global inflation remains quite well contained, and broadly speaking, most emerging countries continue to pursue virtuous economic
policies.   However, the ill health of the Japanese economy and of major
Japanese banks has caused investors to adjust risk premiums higher and has caused liquidity for most emerging countries to evaporate. Investors fear that Japan's inability to fix its economy will continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. The good news is that markets have considerably discounted such a negative scenario. While Asia continues to cast a dark shadow over the emerging markets, any evidence of a turn around or stabilization in Asia should allow prices on emerging market debt to recover substantially.

In June, Russian debt underperformed the other emerging market bonds by a wide margin again, with the Russian subcomponent of the J.P. Morgan Emerging Markets Bond Plus Index returning -13.85% for the month. The dramatic sell off in Russian assets reflects investors' concerns about short term liquidity rather than longer term solvency issues. Russia relies heavily on foreign debt and foreign investors in its local markets to fund its budget deficit which has been aggravated this year by poor tax collection resulting from low oil prices. As global liquidity has become scarce,

Russia has come under particular scrutiny as it relies on the markets for constant funding. We believe that the new administration in Moscow has developed a credible program and will survive its current predicament. The Russians are working closely with the International Monetary Fund and should come to terms, in the next two months, for additional aid and an expanded program to bolster international reserves. The current government is the most reform-minded since the collapse of communism and it is in western government's interest to see them succeed. Russia's deteriorating fiscal position is providing the impetus for the government to conclude its negotiations with the IMF for additional aid. All of the Funds' holdings in Russia are in U.S. dollar denominated securities and as such would not be directly impacted by a devaluation of the ruble.

We will continue to overweight Mexico as we remain confident about the soundness of Mexico's macroeconomic fundamentals. The Mexican economy should register growth of 5% this year and unlike 1995, growth is more balanced now as it is being driven by both the export sectors and the non-tradables sectors. We continue to underweight Venezuela due to the country's declining fiscal and political condition.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management Inc. ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Paul Ghaffari continues to have primary responsibility of the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Emerging Markets Debt Fund. Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION                                                   TOTAL RETURN (%)
                               --------------------------------------------------------------------------------------
                                   MARKET VALUE (1)           NET ASSET VALUE (2)                  INDEX (3)
                               -----------------------      ----------------------       ----------------------------
                                               AVERAGE                     AVERAGE                        AVERAGE
                               CUMULATIVE      ANNUAL       CUMULATIVE     ANNUAL       CUMULATIVE        ANNUAL
                               ----------      -------      ----------     -------      -----------       -------
     Fiscal Year to Date         -4.71%            --         -2.54%           --          -1.08%            --
     One Year                     2.92           2.92%        -0.56         -0.56%          1.39            1.39%
     Since Inception*           126.06+         17.95+       128.73+        18.23+         89.95           13.88

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                   [GRAPH]

                                                               YEAR ENDED DECEMBER 31,                             SIX MONTHS
                                                                                                                     ENDED
                                                                                                                    JUNE 30,
                                            1993(*)         1994           1995           1996           1997         1998
                                            -------        ------         ------         ------         ------     ----------
Net Asset Value Per Share. . . . . . . .    $18.96         $12.23         $12.40         $17.31         $15.21       $11.13
Market Value Per Share . . . . . . . . .    $18.13         $11.38         $12.50         $15.13         $15.38       $11.00
Premium/(Discount) . . . . . . . . . . .      -4.4%          -7.0%           0.8%         -12.6%           1.1%        -1.2%
Income Dividends . . . . . . . . . . . .    $ 0.16         $ 1.49         $ 1.72         $ 1.08         $ 1.27       $ 0.79
Capital Gains Distributions. . . . . . .        --         $ 0.41             --             --         $ 3.44       $ 2.94
Fund Total Return (2). . . . . . . . . .     35.96%        -25.95%         26.85%+        50.98%         21.71%       -2.54%
Index Total Return (3) . . . . . . . . .     18.67%        -18.93%         26.77%         39.31%         13.02%       -1.08%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. Dollar currency denominated instruments in the emerging markets. The index in composed of Brady Bonds, benchmark
     Eurobonds, loans, and Argentina domestic debt.   Because the J.P. Morgan
     Emerging Markets Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and for purposes of computing cumulative performance of the benchmark index for that period.
(*)  The Fund commenced operations on July 23, 1993.
(+) This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund. Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments                  (96.1%)
Short-Term Investments             (3.9%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Russia                            (22.9%)
Brazil                            (22.5%)
Mexico                            (16.5%)
Argentina                         (14.2%)
Jamaica                            (5.2%)
Turkey                             (4.9%)
Korea                              (4.0%)
Venezuala                          (1.4%)
Thailand                           (1.3%)
Indonesia                          (1.1%)
Other                              (6.0%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                  -----------
1.   Ministry of Finance
       11.75%, 6/10/03 (Russia)                     8.4%
2.   United Mexican States
       11.50%, 5/15/26 (Mexico)                     7.0
3.   Federative Republic of Brazil 'C' Bond PIK
       8.00%, 4/15/14  (Brazil)                     6.7
4.   Russia Principal Note, PIK
       3.313%, 12/15/20 (Russia)                    5.6
5.   Federative Republic of Brazil 'EI-L' Bond
       6.625%, 4/15/06 (Brazil)                     5.6
6.   Government of Jamaica
       12.00%, 7/19/99 (Jamaica)                    5.2%
7.   Salomon Brothers Federative Republic of
       Brazil Credit Linked Enhanced Note
       9.00%, 1/15/99 (Brazil)                      4.8
8.   Federative Republic of Brazil
       9.375%, 4/7/08 (Brazil)                      4.6
9.   Republic of Argentina
       6.625%, 3/31/05  (Argentina)                 4.5
10.  United Mexican States Global Bond
       9.875%, 9/15/16 (Mexico)                     4.0
                                                   ----
                                                    56.4%
                                                   ----
                                                   ----

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
----------
JUNE 30, 1998

                                                 FACE
                                               AMOUNT                     VALUE
                                                (000)                     (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (91.3%)
--------------------------------------------------------------------------------
ARGENTINA  (14.2%)
CORPORATE (5.8%)
(c)Acindar Industries 144A
     11.555%, 11/12/98        U.S.$            1,500          U.S.$      1,514
   CIA International
     Telecom 144A
     10.375%, 8/1/04          ARP              8,400                     6,931
   Nortel Inversora 'A'       U.S.$
      6.00%, 3/31/07                           7,434                     6,690
   Supercanal Holdings S.A. 144A
     11.50%, 5/15/05                           3,200                     3,080
                                                              -----------------
                                                                        18,215
                                                              -----------------
SOVEREIGN (8.4%)
   Argentina Global Bond
     9.75%, 9/19/27                            1,090                     1,010
(c,e)Republic of Argentina
     6.625%, 3/31/05                          15,723                    13,907
   Republic of Argentina
     Global Bond
     11.375%, 1/30/17                         10,500                    11,188
                                                              -----------------
                                                                        26,105
                                                              -----------------
                                                                        44,320
                                                              -----------------
--------------------------------------------------------------------------------
BRAZIL  (17.7%)
CORPORATE (0.8%)
   Globopar 144A
     10.625%, 12/5/08                          2,850                     2,539
                                                              -----------------
SOVEREIGN (16.9%)
(e,f)Federative Republic of Brazil
     'C' Bond PIK
     8.00%, 4/15/14                           28,158                    20,749
(c,e,f)Federative Republic of Brazil
     'EI-L' Bond
     6.625%, 4/15/06                          21,049                    17,333
(e)Federative Republic of Brazil
     9.375%, 4/7/08                           16,000                    14,384
                                                              -----------------
                                                                        52,466
                                                              -----------------
                                                                        55,005
                                                              -----------------
--------------------------------------------------------------------------------
BULGARIA  (1.1%)
SOVEREIGN (1.1%)
(d,f)Republic of Bulgaria
     Front Loaded Interest
     Reduction Bond
     2.25%, 7/28/12                              550                       341
(c,e,f)Republic of Bulgaria
     Past Due Interest Bond
     6.563%, 7/28/11                           4,100                     2,938
                                                              -----------------
                                                                         3,279
                                                              -----------------
--------------------------------------------------------------------------------
COLOMBIA  (0.8%)
SOVEREIGN (0.8%)
   Republic of Colombia
     7.625%, 2/15/07          U.S.$            2,740          U.S.$      2,475
                                                              -----------------
--------------------------------------------------------------------------------
ECUADOR  (1.0%)
CORPORATE (1.0%)
   Conecel
     14.00%, 5/1/02                            3,000                     3,000
     14.00%, 5/1/02 144A                         150                       150
                                                              -----------------
                                                                         3,150
                                                              -----------------
--------------------------------------------------------------------------------
INDIA  (0.5%)
CORPORATE (0.5%)
(b)Saurashtra Cement Co.
     19.00%, 9/27/98          INR             65,000                     1,510
                                                              -----------------
--------------------------------------------------------------------------------
INDONESIA  (1.1%)
CORPORATE (1.1%)
   Tjiwi Kimia International
     Global Bond
     13.25%, 8/1/01           U.S.$            4,310                     3,427
                                                              -----------------
--------------------------------------------------------------------------------
IVORY COAST  (0.3%)
SOVEREIGN (0.3%)
(f)Republic of Ivory Coast
     Front Loaded Interest
     Reduction Bond
     2.00%, 3/29/18           FRF             16,685                       831
                                                              -----------------
--------------------------------------------------------------------------------
JAMAICA  (5.2%)
SOVEREIGN (5.2%)
   Government of Jamaica
     12.00%, 7/19/99          U.S.$           15,700                    16,171
                                                              -----------------
--------------------------------------------------------------------------------
KOREA  (4.0%)
SOVEREIGN (4.0%)
   Export-Import Bank of Korea
     6.50%, 10/6/99                            8,700                     8,212
   Korea Development Bank
     7.125%, 9/17/01                           4,700                     4,157
                                                              -----------------
                                                                        12,369
                                                              -----------------
--------------------------------------------------------------------------------
MEXICO  (16.5%)
CORPORATE (3.0%)
   Empresas ICA Sociedad
     Controladora (Registered)
     11.875%, 5/30/01                          1,000                     1,065
   Empresas ICA Sociedad
     Controladora 144A
     11.875%, 5/30/01                          5,000                     5,325
   Innova 144A
     12.875%, 4/1/07                           3,100                     3,177
                                                              -----------------
                                                                         9,567
                                                              -----------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                               AMOUNT                     VALUE
                                                (000)                     (000)
--------------------------------------------------------------------------------
MEXICO (Continued)
SOVEREIGN (13.5%)
(c,f)United Mexican States
       Discount Bond 'A'
       6.594%, 12/31/19       U.S.$            1,550          U.S.$      1,393
(c,f)United Mexican States
       Discount Bond 'B'
       6.594%, 12/31/19                          250                       225
(c,f)United Mexican States
       Discount Bond 'C'
       6.617%, 12/31/19                        2,050                     1,843
     National Financiera
       17.00%, 2/26/99        ZAR             12,000                     1,987
  (e)United Mexican States
       11.50%, 5/15/26        U.S.$           19,150                    21,769
  (e)United Mexican States
       Global Bond
       9.875%, 1/15/07                        12,000                    12,489
       11.375%, 9/15/16                        2,000                     2,230
                                                              -----------------
                                                                        41,936
                                                              -----------------
                                                                        51,503
                                                              -----------------
--------------------------------------------------------------------------------
NIGERIA  (1.0%)
SOVEREIGN (1.0%)
  (d)Central Bank of Nigeria
       Promissory Note
       3.586%, 1/5/10                          6,250                     3,070
                                                              -----------------
--------------------------------------------------------------------------------
PERU  (0.8%)
SOVEREIGN (0.8%)
(d,f)Republic of Peru Front
       Loaded Interest Reduction
       Bond
  (e)3.25%, 3/7/17                             3,900                     2,179
       3.25%, 3/7/17 144A                        698                       390
                                                              -----------------
                                                                         2,569
                                                              -----------------
--------------------------------------------------------------------------------
RUSSIA  (22.9%)
CORPORATE (1.6%)
   Unexim International Finance
       9.875%, 8/1/00 144A                     1,500                     1,142
       9.875%, 8/1/00                          4,950                     3,768
                                                              -----------------
                                                                         4,910
                                                              -----------------

SOVEREIGN (21.3%)
(c,f)Russia Principal
       Note, PIK
       3.313%, 12/15/20                       36,860                    17,508
   Ministry of Finance
       11.75%, 6/10/03 144A                   29,350                    25,975
       10.00%, 6/26/07                         6,640                     5,021
       12.75%, 6/24/28 144A                    9,290                     8,303
       14.00%, 5/19/99                         8,100                     6,855
   Ministry of Finance,
       Series IV 144A
       3.00%, 5/14/03                          2,850                     1,642

--------------------------------------------------------------------------------
SOVEREIGN (CONTINUED)
  (c)Russia Interest
       Arrears Notes
       6.625%, 12/15/15       U.S.$            1,974          U.S.$      1,098
                                                              -----------------
                                                                        66,402
                                                              -----------------
                                                                        71,312
                                                              -----------------
--------------------------------------------------------------------------------
THAILAND  (1.3%)
SOVEREIGN (1.3%)
   Kingdom of Thailand
       8.70%, 8/1/99                           4,100                     4,113
                                                              -----------------
--------------------------------------------------------------------------------
TURKEY  (1.5%)
SOVEREIGN (1.5%)
     Pera Financial
       Services 144A
       9.375%, 10/15/02                        5,200                     4,641
                                                              -----------------
--------------------------------------------------------------------------------
VENEZUELA  (1.4%)
SOVEREIGN (1.4%)
(c,e,f)Republic of Venezuela
       Debt Conversion Bond 'DL'
       6.625%, 12/18/07                        5,202                     4,260
                                                              -----------------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
    (Cost U.S.$305,005)                                                284,005
                                                              -----------------
--------------------------------------------------------------------------------
STRUCTURED INVESTMENT (4.8%)
--------------------------------------------------------------------------------
BRAZIL (4.8%)
SOVEREIGN (4.8%)
   Salomon Brothers Federative
     Republic of Brazil Credit
     Linked Enhanced Note
     9.00%, 1/15/99
    (Cost U.S. $15,000)                       15,000                    14,805
                                                              -----------------
--------------------------------------------------------------------------------
                                               No. of
                                               Rights

--------------------------------------------------------------------------------

RIGHTS  (0.0%)
--------------------------------------------------------------------------------
MEXICO (0.0%)
(a)United Mexican States
       Value Recovery Rights,
       expiring 6/30/03
     (Cost U.S.$0)                         5,154,000                      -- @
                                                              -----------------
--------------------------------------------------------------------------------
                                               No. of
                                              Warrants
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
NIGERIA  (0.0%)
(a)Central Bank of Nigeria,
      expiring 11/15/20
    (Cost U.S.$0)                              2,000                      -- @
                                                              -----------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                 FACE
                                               AMOUNT                     VALUE
                                                (000)                     (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%)
--------------------------------------------------------------------------------
TURKEY  (3.4%)
BILLS
     Turkey Treasury
     Bill, Zero Coupon,
     8/19/98                  TRL      1,700,800,000          U.S.$      5,811
     Zero Coupon, 9/2/98               1,408,300,000                     4,706
                                                              -----------------
    (Cost U.S.$9,985)                                                   10,517
                                                              -----------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.5%)
   French Franc               FRF             10,445                     1,727
   German Mark                DEM                  1                         1
                                                              -----------------
   (Cost U.S. $1,720)                                                    1,728
                                                              -----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost U.S.$331,710)                                               311,055
                                                              -----------------
--------------------------------------------------------------------------------
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------------------
OTHER ASSETS
   Cash                       U.S.$            9,104
   Receivable for
     Investments Sold                          9,210
   Interest Receivable                         8,051
   Unrealized Gain on
     Foreign Currency
     Exchange Contracts                          323
   Foreign Withholding
     Tax Reclaim Receivable                       71
   Dividends Receivable                            5
   Deferred Organization Costs                     1
   Other Assets                                   30                    26,795
                                   -----------------          -----------------
--------------------------------------------------------------------------------
LIABILITIES
   Payable For:
   Reverse Repurchase
     Agreements                              (75,430)
   Investments Purchased                     (13,125)
   Dividends and
     Distributions Declared                   (6,531)
   Investment Advisory Fees                     (212)
   Custodian Fees                                (69)
   Directors' Fees and Expenses                  (60)
   Professional Fees                             (60)
   Shareholder Reporting Expenses                (60)
   Administration Fees                           (22)
   Other Liabilities                             (31)                  (95,600)
                                   -----------------          -----------------
--------------------------------------------------------------------------------
                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
NET ASSETS
   Applicable to 21,768,320,
     issued and outstanding
     U.S.$0.01 par value shares
     (100,000,000 shares authorized)                          U.S.$    242,250
                                                              -----------------
                                                              -----------------
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                     U.S.$      11.13
                                                              -----------------
                                                              -----------------
--------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                               U.S.$        218
   Capital Surplus                                                     277,151
   Undistributed Net Investment Income                                   1,292
   Accumulated Net Realized Loss                                       (16,145)
   Unrealized Depreciation on Investments and Foreign Currency
     Translations (net of accrued foreign tax of U.S.$101 on
     unrealized appreciation)                                          (20,266)
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                           U.S.$    242,250
                                                              -----------------
                                                              -----------------
--------------------------------------------------------------------------------

   (a)  -- Non-income producing
   (b)  -- Security valued at fair value - see note A-1 to financial statements.
   (c)  -- Variable/floating rate security - rate disclosed is as of June 30,
           1998.
   (d) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is ultimate maturity.
   (e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1998. See note A-4 to financial statements.
   (f) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded in the over-the-counter secondary market.
   @    -- Amount is less than U.S.$500.
   144A -- Certain conditions for public sale may exist.
   PIK -- Payment-in-Kind. Income may be paid in additional securities or cash.


       The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30,1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                                    IN                         NET
     TO                                    EXCHANGE                  UNREALIZED
  DELIVER        VALUE      SETTLEMENT        FOR         VALUE         GAIN
   (000)         (000)         DATE          (000)        (000)         (000)
-----------   ----------   ------------   ----------   ----------   ------------
ZAR  12,340   U.S.$2,077     07/07/98     U.S.$2,400   U.S.$2,400     U.S.$323
              ----------                               ----------   ------------
              ----------                               ----------   ------------

--------------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP       Argentine Peso               1.000  =  U.S.  $1.00
DEM       German Mark                  1.804  =  U.S.  $1.00
FRF       French Franc                 6.048  =  U.S.  $1.00
INR       Indian Rupee                42.400  =  U.S.  $1.00
TRL       Turkey Lira            266,600.000  =  U.S.  $1.00
ZAR       South African Rand           5.919  =  U.S.  $1.00
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                                     SIX MONTHS
                                                                        ENDED
                                                                   JUNE 30, 1998
                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Interest  . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$  18,329
     Less: Foreign Taxes Withheld  . . . . . . . . . . . . . .             (23)
--------------------------------------------------------------------------------
       Total Income  . . . . . . . . . . . . . . . . . . . . .          18,306
--------------------------------------------------------------------------------
EXPENSES
     Interest Expense  . . . . . . . . . . . . . . . . . . . .           2,243
     Investment Advisory Fees  . . . . . . . . . . . . . . . .           1,308
     Administrative Fees . . . . . . . . . . . . . . . . . . .             134
     Custodian Fees  . . . . . . . . . . . . . . . . . . . . .              63
     Professional Fees . . . . . . . . . . . . . . . . . . . .              57
     Shareholder Reporting Expenses  . . . . . . . . . . . . .              52
     Directors' Fees and Expenses  . . . . . . . . . . . . . .              21
     Other Expenses  . . . . . . . . . . . . . . . . . . . . .              74
--------------------------------------------------------------------------------
       Total Expenses  . . . . . . . . . . . . . . . . . . . .           3,952
--------------------------------------------------------------------------------
          Net Investment Income  . . . . . . . . . . . . . . .          14,354
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold  . . . . . . . . . . . . . . .         (12,950)
     Investment Securities Sold Short  . . . . . . . . . . . .              21
     Written Option Contracts  . . . . . . . . . . . . . . . .              73
     Foreign Currency Transactions . . . . . . . . . . . . . .            (204)
--------------------------------------------------------------------------------
       Net Realized Loss . . . . . . . . . . . . . . . . . . .         (13,060)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments . . . . . . . . . . . . . . .          (9,269)
     Appreciation on Foreign Currency Translations . . . . . .             388
--------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation  . . . .          (8,881)
--------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
     Appreciation/Depreciation . . . . . . . . . . . . . . . .         (21,941)
--------------------------------------------------------------------------------
       NET DECREASE IN NET ASSETS RESULTING
          FROM OPERATIONS  . . . . . . . . . . . . . . . . . .   U.S.$  (7,587)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                           SIX MONTHS
                                                                              ENDED
                                                                          JUNE 30, 1998      YEAR ENDED
                                                                           (UNAUDITED)   DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                            (000)              (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Inome . . . . . . . . . . . . . . . . . . . . .          U.S.$  14,354   U.S.$  28,827
  Net Realized Gain (Loss) . . . . . . . . . . . . . . . . . . .                (13,060)         60,350
  Change in Unrealized Appreciation/Depreciation . . . . . . . .                 (8,881)        (32,894)
-----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
     from Operations . . . . . . . . . . . . . . . . . . . . . .                 (7,587)         56,283
-----------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .                (17,133)        (27,267)
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . .                (63,390)        (74,104)
  Total Distributions. . . . . . . . . . . . . . . . . . . . . .                (80,523)       (101,371)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (237,060 shares) . . . . . . . .                  2,804              --
-----------------------------------------------------------------------------------------------------------
  Total Decrease . . . . . . . . . . . . . . . . . . . . . . . .                (85,306)        (45,088)

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . .                327,556         372,644
-----------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment
  income of U.S.$1,292 and U.S.$4,071, respectively) . . . . . .           U.S.$242,250    U.S.$327,556
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1998
                                                                (UNAUDITED)
STATEMENT OF CASH FLOWS                                           (000)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Proceeds from Sales of Investments . . . . . . . . .      U.S. $   646,707
  Purchases of Investments . . . . . . . . . . . . . .              (596,567)
  Net Decrease in Short-Term Investments . . . . . . .                   915
  Net Cash from Foreign Currency Transactions. . . . .                (1,924)
  Investment Income. . . . . . . . . . . . . . . . . .                16,787
  Interest Expense Paid. . . . . . . . . . . . . . . .                (2,457)
  Operating Expenses Paid. . . . . . . . . . . . . . .                (1,727)
--------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating
     Activities. . . . . . . . . . . . . . . . . . . .                61,734
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received for Reverse Repurchase Agreements. . .                15,916
  Cash Distributions Paid
     (net of reinvestments of $2,804). . . . . . . . .               (71,188)
--------------------------------------------------------------------------------
  Net Cash Used for Financing Activities . . . . . . .               (55,272)
--------------------------------------------------------------------------------
  Net Increase in Cash . . . . . . . . . . . . . . . .                 6,462
CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . . .                 2,642
--------------------------------------------------------------------------------
CASH AT END OF PERIOD. . . . . . . . . . . . . . . . .      U.S. $     9,104
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH
  PROVIDED BY INVESTING AND OPERATING ACTIVITIES . . .
--------------------------------------------------------------------------------
  Net Investment Income. . . . . . . . . . . . . . . .      U.S. $    14,354
  Proceeds from Sales of Investments . . . . . . . . .               646,707
  Purchases of Investments . . . . . . . . . . . . . .              (596,567)
  Net Decrease in Short-Term Investments . . . . . . .                   915
  Net Cash used for Foreign Currency Transactions. . .                (1,924)
  Net Decrease in Receivables Related to Operations. .                 1,535
  Net Decrease in Payables Related to Operations . . .                (2,470)
  Amortization of Organization Costs . . . . . . . . .                     7
  Accretion/Amortization of Discounts and Premiums . .                  (823)
--------------------------------------------------------------------------------
  Net Cash Provided by Investing and Operating
     Activities  . . . . . . . . . . . . . . . . . . .      U.S. $    61,734
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                       SIX MONTHS
                                          ENDED                       YEAR ENDED DECEMBER 31,                       PERIOD FROM
SELECTED PER SHARE DATA AND RATIOS:   JUNE 30, 1998  ----------------------------------------------------------  JULY 23, 1993* TO
                                      (UNAUDITED)       1997           1996           1995           1994       DECEMBER 31, 1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD . . . . . .  U.S.$  15.21   U.S.$  17.31   U.S.$  12.40   U.S.$  12.23   U.S.$  18.96     U.S.$  14.10
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . .            --             --             --          (0.02)            --            (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . .          0.66           1.34           1.75           1.76           1.51             0.50
Net Realized and Unrealized
   Gain (Loss) on Investments. . .         (1.01)          1.27           4.24           1.16          (6.34)            4.56
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment
          Operations . . . . . . .         (0.35)          2.61           5.99           2.92          (4.83)            5.06
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . .         (0.79)         (1.27)         (1.08)         (1.69)         (1.49)           (0.16)
   In Excess of Net
     Investment Income . . . . . .            --             --             --          (0.03)            --               --
   Net Realized Gain . . . . . . .         (2.94)         (3.44)            --             --          (0.41)              --
   In Excess of Net Realized Gain             --             --             --             --             --               --
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . .         (3.73)         (4.71)         (1.08)         (1.72)         (1.90)           (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due
   to Rights Offering  . . . . . .            --             --             --          (1.01)            --               --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . .  U.S.$  11.13   U.S.$  15.21   U.S.$  17.31   U.S.$  12.40   U.S.$  12.23     U.S.$  18.96
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE,
   END OF PERIOD . . . . . . . . .  U.S.$  11.00   U.S.$  15.38   U.S.$  15.13   U.S.$  12.50   U.S.$  11.38     U.S.$  18.13
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value  . . . . . . . . .         (4.71)%        40.81%         30.86%         37.48%+++    (27.97)%           29.97%
   Net Asset Value (1) . . . . . .         (2.54)%        21.71%         50.98%         26.85%+++    (25.95)%           35.96%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (THOUSANDS) . . . . . . . . . .  U.S.$242,250   U.S.$327,556   U.S.$372,644   U.S.$266,295   U.S.$196,282     U.S.$302,951
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Excluding
   Interest Expense to Average
   Net Assets  . . . . . . . . . .          1.28%**        1.51%          1.38%          1.50%          1.59%            1.73%**
Ratio of Total Expenses to
   Average Net Assets  . . . . . .          2.96%**        2.27%          2.59%          1.89%          2.30%            2.79%**
Ratio of Net Investment Income
   to Average Net Assets . . . . .         10.76%**        8.80%         12.14%         15.21%         10.79%            7.20%**
Portfolio Turnover Rate  . . . . .           184%           361%           373%           348%           256%              72%
------------------------------------------------------------------------------------------------------------------------------

       *  Commencement of operations
      **  Annualized
     +++ This return does not include the effect of the rights issued in connection with the Rights Offering.
     (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


      The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-------------
     The Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.


     At June 30, 1998, the Fund had reverse repurchase agreements outstanding as follows:

                                                                  MATURITY IN
                                                                   LESS THAN
                                                                    65 DAYS
                                                                  ------------
     Value of Securities Subject to
       Repurchase. . . . . . . . . . . . . . . . . . . . . . .   $ 81,265,000
     Liability Under Reverse
       Repurchase Agreement. . . . . . . . . . . . . . . . . .   $ 75,430,000
     Weighted Average Interest Rate. . . . . . . . . . . . . .           4.40%

     The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $86,080,000 at a weighted average interest rate of 5.02%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

        - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

        - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.
Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denotes as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAPS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund utilizes interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their un-derlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the six months ended June 30, 1998, the Fund incurred international custodian fees of $59,000 of which $59,000 was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30, 1998, the Fund has earned interest income of $15,000 and incurred interest expense of $37,000 on balances with the International Custodian.

E. During the six months ended June 30, 1998, the Fund made purchases and sales totaling approximately $608,416,000 and $656,058,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was approximately $329,990,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $20,663,000, of which $2,972,000 related to appreciated securities and $23,635,000 related to depreciated securities.

F. During the six months ended June 30, 1998, the Fund's written covered call option activity was as follows:

                                                       FACE          PREMIUM
                                                     AMOUNT (000)     (000)
                                                     -----------     --------
Options outstanding at
  January 1, 1998. . . . . . . . . . . . . . . . .   $    --        $    --
Options written during the
  year . . . . . . . . . . . . . . . . . . . . . .     6,200             95
Options closed during the
  year . . . . . . . . . . . . . . . . . . . . . .    (6,200)           (95)
                                                     --------        -------
Options outstanding at
  June 30, 1998. . . . . . . . . . . . . . . . . .   $    --         $   --
                                                     --------        -------
                                                     --------        -------

G. In connection with its organization, the Fund incurred $75,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning July 23, 1993, the date the Fund commenced operations.

H. The Fund issued to its shareholders of record as of the close of business on July 18, 1995 transferable Rights to subscribe for up to an aggregate of 5,400,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.25 per share. During August 1995, the Fund issued a total of 5,400,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $500,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $1,590,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.


I. A portion of the Fund's net assets consist of securities of issuers located in emerging markets which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $52,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

K. During June 1998, the Board declared a distribution of $0.30 per share, derived from net investment income, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                    L.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Emerging Markets Debt Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:

                                                                            VOTES IN      VOTES       AUTHORITY     VOTES
PROPOSAL:                                                                   FAVOR OF     AGAINST       WITHHELD   ABSTAINED
---------                                                                   --------     -------      ---------   ---------
1.  To elect the following Directors: Michael F. Klein . . . . . . . .     18,623,510         --        173,900          --
                                      Barton M. Biggs. . . . . . . . .     18,671,113         --        126,297          --
                                      John A. Levin. . . . . . . . . .     18,678,400         --        119,010          --
                                      William G. Morton, Jr. . . . . .     18,678,140         --        119,270          --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund. . . . . . . . . . . . . . . . . . . . . .     18,698,607     29,947             --      65,856

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Emerging Markets Debt Fund, Inc. Boston Equiserve
                         Dividend Reinvestment Unit
                         P.O. Box 1681
                         Boston, MA 02105-1681
                         1-800-730-6001